FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934

                          March 17, 2000
         Date of Report (Date of earliest event reported)

                     Monument Galleries, Inc.
      (Exact name of registrant as specified in its charter)

         COLORADO                                84-1461919
     (State or other                         (IRS Employer
      jurisdiction of                        Identification No.)
      Incorporation)

                     3225 East 2{nd} Ave.
                      DENVER, COLORADO              80206
          (Address of principal executive offices)(Zip Code)


                          (303) 393-7901
          (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          Effective March 3, 2000, Cordovano and Harvey, P.C. replaced Kish, Leake & Associates, P.C. as the independent public accountants to audit the financial statements of Monument Galleries, Inc. (the "Company"). The Company's Board of Directors approved the recommendation by the Audit Committee of the Board of Directors to engage Cordovano and Harvey, P.C. as the independent accountant for the Company.

          The Company believes, and has been advised by Kish, Leake & Associates, P.C. that it concurs with such belief, that, for the year ended January 31, 1999, Kish, Leake & Associates, P.C. did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kish, Leake & Associates, P.C. would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

          The report of Kish, Leake & Associates, P.C. on the Company's financial statements for the year ended January 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

          The Company has requested that Kish, Leake & Associates, P.C. furnish a letter addressed to the Securities and Exchange Commission stating whether Kish, Leake & Associates agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

     A.  Exhibits:

          Exhibit 16.  Letter re change in certifying accountants.

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MONUMENT GALLERIES, INC.



Date: March 17, 2000          By: /s/ F. JEFFREY KRUPKA

                              F. Jeffrey Krupka, President

                  KISH, LEAKE & ASSOCIATES, P.C.
                   Certified Public Accountants



                          March 17, 2000





Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

          We  were previously accountants for Monument Galleries,
Inc.  and, under  the  date  of  December  6,  1999,  we  reported  on  the
consolidated   financial   statements   of  Monument  Galleries,  Inc.  and
subsidiaries as of and for the year ended  January  31, 1999.  On March 3,
2000,  our  appointment as principal accountants was terminated.   We  have
read Monument Galleries Inc.'s statements included under Item 4 of its Form
8-K dated March 17, 2000, and we agree with such statements, except we are not in a position to agree or disagree with the statement that the Board of Directors of Monument Galleries, Inc. approved the recommendation by the Audit Committee of the Board of Directors to engage Cordovano and Harvey, P.C. as the independent accountant for Monument Galleries, Inc.


Very truly yours,

KISH, LEAKE & ASSOCIATES, P.C.


By:  /s/ J.D. KISH, C.P.A.

J. D. Kish, C.P.A.